                       ----------------------------------
                       Semiannual Report January 31, 1999
                       ----------------------------------

                              O P P E N H E I M E R

                                  Money Market
                                   Fund, Inc.

                                   [GRAPHIC]

                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3  President's Letter

 4  An Interview
    with Your Fund's
    Manager

 9  Financial
    Statements

21  Officers and
    Directors

24  Information and
    Services

Report highlights
----
----------------------------------------------------------------------------

o High-quality money market instruments that carried only slightly higher credit risk offered very attractive yields compared to Treasury bills, over the last six months.

o Although the Fed's three successive rate cuts in the fall were able to stimulate economic growth here in America, much of Europe is sluggish while most of Asia remains in a recession.

Current Yield
For the 7-Day Period
Ended 1/31/99

Class A
With             Without
Compounding1     Compounding
----------------------------
4.55%            4.45%
----------------------------

In reviewing performance, please remember that past performance does not guarantee future results. Yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1. Compounded yields assume reinvestment of dividends.


                     2 Oppenheimer Money Market Fund, Inc.

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Money Market Fund, Inc.

Dear shareholder,
--------------------------------------------------------------------------------

Contrary to what many analysts had expected, the U.S. economy appears to have picked up steam over the past few months. The fourth quarter of 1998 posted the fastest rate of economic growth in two years, and early indications suggest that the first quarter of 1999 may follow suit.

      With respect to the U.S. bond market, stronger than expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax-exempt bond prices and yields have remained relatively stable.

      In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.

      What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers are likely to provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.

      Even though many equity investors may be tempted to jump aboard the technology bandwagon, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.

      No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
February 22, 1999


                     3 Oppenheimer Money Market Fund, Inc.

An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed over the past six months?

Despite much uncertainty in the global financial markets over the period, for the six months that ended January 31, 1999, Oppenheimer Money Market Fund, Inc. maintained a stable share price of $1.00 per share, while continuing to provide its investors with a steady stream of income. For the seven-day period ending January 31, 1999, the Fund's compounded current yield was 4.55%. Without compounding, the corresponding yield was 4.45%.1

Has the volatile global economy affected the Fund?

When international markets become unsteady, investors around the world often look to U.S. government securities for safety and security, bypassing high-quality money market instruments such as short-term borrowings issued by blue chip corporations. That clearly took place in the latter half of 1998, as Asia's financial crisis continued to form a backdrop to the global economy. At various times during the year, demand for Treasury bills surged, boosting prices and reducing yields, particularly in late summer as Russia's economy weakened.

1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.


                     4 Oppenheimer Money Market Fund, Inc.

After Russia defaulted on much of its debt and allowed its currency to fall sharply in value, emerging markets around the world were suddenly perceived as extremely risky. Even high-quality U.S. corporate debt seemed less attractive because of the slight credit risk involved. To attract new investors, corporations had to offer yields considerably higher than risk-free U.S. Treasury securities.

      As a result, high-quality money market instruments that carried only slightly higher credit risk offered very attractive yields compared to Treasury bills. That's one reason why the Fund, which invests in a mixture of certificates of deposit, letters of credit, commercial paper and other money market instruments, was able to offer relatively healthy returns.

How have you positioned the portfolio in light of this global activity?

In the fall, the Fed cut short-term interest rates three times to stimulate the economy, and dozens of central banks around the world followed suit. The result of this concerted action was a major rally in stock markets, as well as a likely continuation of moderate economic growth, at least in the United States.


                     5 Oppenheimer Money Market Fund, Inc.

An interview with your Fund's manager
--------------------------------------------------------------------------------

Although the Fed was able to stimulate economic growth here in America, much of Europe is sluggish while most of Asia remains in a recession. As of January 31, 1999, inflation throughout the world remains extremely low by historical standards. Unless the U.S. economy accelerates, interest rates are likely to decline further, and so, we have extended the maturity of the portfolio to take advantage of these rates. As interest rates decline, a portfolio of longer maturity securities yielding higher rates translates into higher yields for our investors.

      Last but not least, we continue to be especially diligent in our analysis of credit quality. During the period, we discontinued our investment in securities issued by certain multinational banks with heavy exposure to Asia.

Have any other factors affected the way you manage the portfolio?

We've recently begun to focus on the "millennium problem," which may render many computer systems unable to recognize the year 2000 when it arrives. In particular, we're evaluating prospective investments based on how the issuers position themselves for any potential exposure to this problem.


                      6 Oppenheimer Money Market Fund, Inc.

What is your outlook for the future?

As we move further into the year, our economic analysis calls for slower economic growth, low inflation and modestly lower interest rates in the latter part of 1999, all of which should help the performance of the overall bond market. As money-market investors, we keenly follow the actions of the Federal Reserve Board, which determines short-term interest rates for member banks. While we have taken steps to protect the portfolio from additional interest rate cuts, we believe that the buoyant U.S. stock market combined with strong consumer spending will keep the Fed fairly inactive over the near term.

      Although we will continue to search for yield, your objectives of safety, liquidity and attractive yield will always come first. This is part of our commitment to keep Oppenheimer Money Market Fund, Inc. an important element of The Right Way to Invest.


                     7 Oppenheimer Money Market Fund, Inc.

Financials
--------------------------------------------------------------------------------


                      8 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                               Face              Value
                                                               Amount            See Note 1
===============================================================================================
Certificates of Deposit--0.3%
-----------------------------------------------------------------------------------------------
Societe Generale, 5.80%, 3/31/99                               $    5,000,000    $    5,000,234
===============================================================================================
Direct Bank Obligations--1.7%
-----------------------------------------------------------------------------------------------
Abbey National North America Corp., 5.50%, 2/4/99                  15,000,000        14,993,125
-----------------------------------------------------------------------------------------------
Societe Generale, 4.987%, 2/1/99(1)                                 8,000,000         7,997,959
                                                                                 --------------
Total Direct Bank Obligations                                                        22,991,084

===============================================================================================
Letters of Credit--5.4%
-----------------------------------------------------------------------------------------------
ABN Amro Bank NV, guaranteeing commercial paper of
Formosa Plastics Corp., Series A, 5.02%, 6/7/99                    15,000,000        14,736,450
-----------------------------------------------------------------------------------------------
Bank One, Indiana, guaranteeing commercial paper of Primex
Funding Corp., 4.91%, 2/1/99 (1)(2)                                 4,500,000         4,500,000
-----------------------------------------------------------------------------------------------
Barclays Bank plc, guaranteeing commercial paper of:
Banca Serfin SA, Institucion de Bance Multiple Grupo
Financiero Serfin, Nassau Branch, 5.42%, 5/26/99                   10,500,000        10,319,785
Banco de Credito Nacional SA, Series A, 4.85%, 6/23/99              9,000,000         8,827,825
Nacional Financiera SNC, 4.90%, 5/20/99                            12,885,000        12,693,658
Nacional Financiera SNC, 5.47%, 2/17/99                             5,000,000         4,987,844
Petroleo Brasileiro SA, Series C, 5.05%, 3/30/99                    7,000,000         6,944,029
-----------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG, guaranteeing commercial paper
of Garanti Funding Corp., Series A, 5.10%, 4/29/99                  7,250,000         7,160,644
-----------------------------------------------------------------------------------------------
Credit Suisse, guaranteeing commercial paper of
Daewoo International (America) Corp., 5%, 6/4/99                    5,000,000         4,916,292
                                                                                 --------------
Total Letters of Credit                                                              75,086,527

===============================================================================================
Short-Term Notes--92.4%
-----------------------------------------------------------------------------------------------
Asset-Backed--9.3%
Asset Backed Capital Finance, Inc., 5.505%, 2/1/99(3)              10,000,000        10,000,000
-----------------------------------------------------------------------------------------------
Atlantis One Funding Corp., 5.17%, 4/28/99(3)                       6,500,000         6,419,721
-----------------------------------------------------------------------------------------------
Beta Finance, Inc., 5.26%, 3/9/99(3)                                5,300,000         5,272,122
-----------------------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Inc.:
Series A, 4.85%, 6/29/99                                           10,000,000         9,800,611
Series B, 5.50%, 2/3/99                                             7,400,000         7,397,739


                      9 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                               Face              Value
                                                               Amount            See Note 1
-----------------------------------------------------------------------------------------------
Asset-Backed  (continued)
Enterprise Funding Corp., 5.01%, 6/4/99(3)                     $   10,000,000    $    9,828,825
-----------------------------------------------------------------------------------------------
Preferred Receivables Funding Corp.:
4.93%, 6/21/99(3)                                                   5,000,000         4,904,139
4.95%, 6/14/99(3)                                                  13,990,000        13,734,158
5.07%, 4/19/99(3)                                                  10,000,000         9,891,558
5.49%, 2/1/99(3)                                                   10,535,000        10,535,000
-----------------------------------------------------------------------------------------------
Sigma Finance, Inc.:
4.77%, 8/2/99(3)                                                   18,500,000        18,053,873
4.78%, 7/30/99(3)                                                   7,500,000         7,322,119
5.03%, 4/7/99(3)                                                    5,000,000         4,954,590
5.50%, 2/12/99(3)                                                  10,000,000         9,983,194
                                                                                 --------------
                                                                                    128,097,649

-----------------------------------------------------------------------------------------------
Automotive--3.6%
BMW US Capital Corp., 4.83%, 2/1/99                                48,900,000        48,900,000
-----------------------------------------------------------------------------------------------
Bank Holding Companies--8.6%
Bank One Corp., 5.09%, 3/26/99                                     10,000,000         9,925,064
-----------------------------------------------------------------------------------------------
Bankers Trust Co., New York:
5%, 6/28/99-7/19/99                                                25,000,000        24,431,250
5.05%, 6/2/99-6/9/99                                               40,000,000        39,301,417
-----------------------------------------------------------------------------------------------
Chase Manhattan Corp., 10.375%, 3/15/99                             4,883,000         4,910,191
-----------------------------------------------------------------------------------------------
Fleet Financial Group, Inc.:
7.25%, 9/1/99                                                       6,000,000         6,068,380
7.625%, 12/1/99                                                     5,000,000         5,104,443
-----------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.:
4.75%, 7/26/99                                                     10,000,000         9,769,097
4.79%, 7/21/99                                                     20,000,000        19,547,611
                                                                                 --------------
                                                                                    119,057,453

-----------------------------------------------------------------------------------------------
Beverages--3.5%
Coca-Cola Enterprises, Inc.:
4.86%, 4/29/99(3)                                                  25,000,000        24,706,375
5.01%, 5/21/99(3)                                                   5,000,000         4,924,154
5.11%, 3/4/99(3)                                                    8,000,000         7,964,798
5.30%, 3/5/99(3)                                                   10,000,000         9,952,889
                                                                                 --------------
                                                                                     47,548,216


                             10 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Face              Value
                                                               Amount            See Note 1
-----------------------------------------------------------------------------------------------
Broker/Dealers--17.1%
Bear Stearns Cos., Inc.:
5.032%, 4/9/99(1)                                              $   10,000,000    $   10,000,000
5.047%, 2/1/99(1)                                                  12,500,000        12,500,000
5.749%, 2/19/99(1)                                                  5,000,000         5,000,000
-----------------------------------------------------------------------------------------------
Credit Suisse First Boston International (Guernsey) Ltd.,
4.75%, 8/5/99                                                       5,000,000         4,877,951
-----------------------------------------------------------------------------------------------
Credit Suisse First Boston, 5.05%, 4/8/99(3)                        5,000,000         4,953,708
-----------------------------------------------------------------------------------------------
Goldman Sachs Group, LP:
5%, 4/20/99                                                        10,000,000         9,891,667
5.10%, 3/22/99                                                     15,000,000        14,895,875
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
5.27%, 3/12/99                                                     15,000,000        14,914,363
5.51%, 2/12/99                                                      7,500,000         7,487,373
6.28%, 6/25/99                                                      4,260,000         4,279,210
-----------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 4.813%, 2/1/99(1)                50,000,000        50,000,000
-----------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 5.788%, 3/15/99(1)                7,000,000         7,000,000
-----------------------------------------------------------------------------------------------
NationsBank Corp., 5.012%, 2/1/99(1)                               50,000,000        50,000,000
-----------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc.:
4.81%, 4/1/99                                                      15,000,000        14,881,754
5.15%, 2/18/99                                                      5,000,000         4,987,840
5.47%, 2/12/99                                                     20,000,000        19,967,794
                                                                                 --------------
                                                                                    235,637,535

-----------------------------------------------------------------------------------------------
Chemicals--0.7%
Monsanto Co., 4.77%, 6/29/99(3)                                    10,000,000         9,803,900
-----------------------------------------------------------------------------------------------
Computer Software/Services--1.8%
First Data Corp., 4.75%, 8/3/99                                    25,000,000        24,396,354
-----------------------------------------------------------------------------------------------
Commercial Finance--16.6%
CIT Group Holdings, Inc.:
4.75%, 7/28/99                                                     20,000,000        19,532,917
5.04%, 3/19/99                                                     10,000,000         9,937,389
5.07%, 3/25/99                                                     20,000,000        19,853,533
-----------------------------------------------------------------------------------------------
Countrywide Home Loans:
5.25%, 2/27/99(1)                                                  13,800,000        13,800,000
5.31%, 4/14/99(1)                                                  10,000,000        10,000,000


                             11 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                               Face              Value
                                                               Amount            See Note 1
-----------------------------------------------------------------------------------------------
Commercial Finance  (continued)
FINOVA Capital Corp.:
4.87%, 5/3/99                                                  $    7,000,000    $    6,913,828
5.30%, 3/4/99                                                       7,000,000         6,968,053
5.33%, 2/26/99                                                      6,850,000         6,824,646
5.33%, 4/16/99                                                     10,000,000         9,890,439
5.47%, 3/5/99                                                       3,500,000         3,482,982
6.06%, 10/8/99                                                      6,500,000         6,533,727
-----------------------------------------------------------------------------------------------
Heller Financial, Inc.:
5.15%, 5/3/99                                                      20,000,000        19,739,639
5.20%, 5/13/99                                                     10,000,000         9,854,111
5.289%, 3/8/99(1)                                                   8,500,000         8,500,000
-----------------------------------------------------------------------------------------------
Homeside Lending, Inc.:
4.96%, 5/24/99                                                      5,000,000         4,922,844
5%, 7/15/99                                                        25,000,000        24,445,361
-----------------------------------------------------------------------------------------------
Safeco Credit Co.:
4.85%, 5/20/99                                                     30,000,000        29,563,950
4.95%, 6/21/99                                                      7,700,000         7,553,272
-----------------------------------------------------------------------------------------------
TransAmerica Finance Corp., 5.11%, 3/1/99                          10,000,000         9,960,256
                                                                                 --------------
                                                                                    228,276,947

-----------------------------------------------------------------------------------------------
Consumer Finance--1.3%
Sears Roebuck Acceptance Corp., 5.43%, 2/26/99                     18,000,000        17,932,125
-----------------------------------------------------------------------------------------------
Diversified Financial--8.3%
Associates Corp. of North America, 4.90%, 3/24/99                  10,000,000         9,930,583
-----------------------------------------------------------------------------------------------
Ford Motor Credit Co., 5.50%, 2/22/99(1)                            5,000,000         5,000,816
-----------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
5.50%, 2/19/99                                                     13,500,000        13,462,875
5.505%, 2/1/99                                                      5,000,000         5,000,000
6.125%, 7/8/99                                                     18,500,000        18,579,610
-----------------------------------------------------------------------------------------------
Household Finance Corp.:
4.839%, 3/1/99(1)                                                   5,000,000         4,999,471
5.157%, 2/1/99                                                     25,000,000        25,000,000
5.438%, 3/9/99(1)                                                   5,000,000         5,000,000
-----------------------------------------------------------------------------------------------
Household International, Inc.:
5.21%, 2/3/99(3)                                                   18,000,000        17,994,790
5.25%, 3/18/99(3)                                                  10,000,000         9,934,375
                                                                                 --------------
                                                                                    114,902,520


                             12 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Face              Value
                                                               Amount            See Note 1
-----------------------------------------------------------------------------------------------
Industrial Services--2.9%
Atlas Copco AB:
4.80%, 8/12/99(3)                                              $   10,000,000    $    9,744,000
5.27%, 4/21/99(3)                                                  17,000,000        16,803,400
5.36%, 2/19/99(3)                                                   7,000,000         6,981,240
5.40%, 2/26/99(3)                                                   7,000,000         6,973,750
                                                                                 --------------
                                                                                     40,502,390

-----------------------------------------------------------------------------------------------
Insurance--13.9%
AIG Life Insurance Co., 5.077%, 2/1/99(1)(2)                       20,000,000        20,000,000
-----------------------------------------------------------------------------------------------
First All America Financial, 5.077%, 2/1/99(1)                     20,000,000        20,000,000
-----------------------------------------------------------------------------------------------
General American Life Insurance Co., 5.775%, 2/1/99(1)             45,000,000        45,000,000
-----------------------------------------------------------------------------------------------
Jackson National Life Insurance Co., 5.09%, 2/1/99(1)              35,000,000        35,000,000
-----------------------------------------------------------------------------------------------
Principal Mutual Life Insurance Co., 5.107%, 2/1/99(1)(2)           5,000,000         5,000,000
-----------------------------------------------------------------------------------------------
Protective Life Insurance Co., 5.107%, 2/1/99(1)                   15,000,000        15,000,000
-----------------------------------------------------------------------------------------------
Security Benefit Life Insurance Co., 5.107%, 2/1/99(1)             35,000,000        35,000,000
-----------------------------------------------------------------------------------------------
TransAmerica Life Insurance & Annuity Co., 5.077%, 2/1/99(1)        7,000,000         7,000,000
-----------------------------------------------------------------------------------------------
Travelers Insurance Co., 5.649%, 2/1/99(1)(2)                      10,000,000        10,000,000
                                                                                 --------------
                                                                                    192,000,000

-----------------------------------------------------------------------------------------------
Leasing & Factoring--1.1%
American Honda Finance Corp., 5.028%, 2/9/99(1)(4)                 15,000,000        14,999,865
-----------------------------------------------------------------------------------------------
Oil: Domestic--2.5%
Fina Oil & Chemical Co.:
4.94%, 6/17/99(3)                                                  25,000,000        24,533,444
5.50%, 2/22/99(3)                                                  10,000,000         9,967,916
                                                                                 --------------
                                                                                     34,501,360

-----------------------------------------------------------------------------------------------
Special Purpose Financial--1.2%
RACERS, Series 1998-MM-3-5, 5.077%, 2/1/99(1)(2)                   10,000,000        10,000,000
SMM Trust, 4.939%, 3/1/99(1)(2)                                     7,000,000         7,000,000
                                                                                 --------------
                                                                                     17,000,000
                                                                                 --------------
Total Short-Term Notes                                                            1,273,556,314

-----------------------------------------------------------------------------------------------
Total Investments, at Value                                              99.8%    1,376,634,159
-----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                           0.2         2,140,715
                                                               --------------    --------------
Net Assets                                                              100.0%   $1,378,774,874
                                                               ==============    ==============


                             13 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on January 31, 1999. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $56,500,000, or 4.10% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $276,138,038 or 20.03% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $14,999,865 or 1.09% of the Fund's net assets as of January 31, 1999.

See accompanying Notes to Financial Statements.


                     14 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

============================================================================================
Assets
Investments, at value--see accompanying statement                             $1,376,634,159
--------------------------------------------------------------------------------------------
Cash                                                                               3,392,638
--------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                                       7,608,540
Interest                                                                           3,180,383
Other                                                                                 97,014
                                                                              --------------
Total assets                                                                   1,390,912,734

============================================================================================
Liabilities
(Payables and other liabilities:)
Shares of capital stock redeemed                                                   9,879,355
Dividends                                                                          1,152,672
Transfer and shareholder servicing agent fees                                        529,471
Shareholder reports                                                                  276,698
Directors' compensation--Note 1                                                      214,403
Other                                                                                 85,261
                                                                              --------------
Total liabilities                                                                 12,137,860

============================================================================================
Net Assets                                                                    $1,378,774,874
                                                                              ==============

============================================================================================
Composition of Net Assets
Par value of shares of capital stock                                          $  137,888,230
--------------------------------------------------------------------------------------------
Additional paid-in capital                                                     1,240,844,376
--------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                              42,268
                                                                              --------------
Net assets--applicable to 1,378,882,383 shares of capital stock outstanding   $1,378,774,874
                                                                              ==============

============================================================================================
Net Asset Value, Redemption Price and Offering Price Per Share                         $1.00

See accompanying Notes to Financial Statements.


                     15 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

===============================================================================
Investment Income
Interest                                                           $ 36,503,352

===============================================================================
Expenses
Management fees--Note 3                                               2,857,438
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 3                 1,992,206
-------------------------------------------------------------------------------
Shareholder reports                                                     323,837
-------------------------------------------------------------------------------
Registration and filing fees                                             75,061
-------------------------------------------------------------------------------
Directors' compensation--Note 1                                          52,964
-------------------------------------------------------------------------------
Custodian fees and expenses                                              36,214
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              26,586
-------------------------------------------------------------------------------
Other                                                                    97,199
                                                                   ------------
Total expenses                                                        5,461,505
Less expenses paid indirectly--Note 3                                   (14,039)
                                                                   ------------
Net expenses                                                          5,447,466

===============================================================================
Net Investment Income                                                31,055,886

===============================================================================
Net Realized Gain on Investments                                         39,312

===============================================================================
Net Increase in Net Assets Resulting from Operations               $ 31,095,198
                                                                   ============

See accompanying Notes to Financial Statements.


                     16 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Six Months Ended
                                                       January 31, 1999   Year Ended
                                                       (Unaudited)        July 31, 1998
=========================================================================================
Operations
Net investment income                                  $    31,055,886    $    54,434,223
-----------------------------------------------------------------------------------------
Net realized gain                                               39,312              2,601
                                                       ---------------    ---------------
Net increase in net assets resulting from operations        31,095,198         54,436,824

=========================================================================================
Dividends and Distributions to Shareholders                (31,055,886)       (54,434,223)

=========================================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions--Note 2                         183,991,583        180,801,221

=========================================================================================
Net Assets
Total increase                                             184,030,895        180,803,822
-----------------------------------------------------------------------------------------
Beginning of period                                      1,194,743,979      1,013,940,157
                                                       ---------------    ---------------
End of period                                          $ 1,378,774,874    $ 1,194,743,979
                                                       ===============    ===============

See accompanying Notes to Financial Statements.


                          17 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                      Six Months
                                      Ended                                                    Year Ended
                                      January 31,          Year Ended July 31,                 December 31,
                                      1999 (Unaudited)     1998        1997        1996(1)     1995       1994
==============================================================================================================
Per Share Operating Data
Net asset value,
beginning of period                   $1.00                $1.00       $1.00       $1.00      $1.00      $1.00
--------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income
and net realized gain                   .02                  .05         .05         .03        .05        .04
Dividends and distributions
to shareholders                        (.02)                (.05)       (.05)       (.03)      (.05)      (.04)
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $1.00                $1.00       $1.00       $1.00      $1.00      $1.00
                                     ======               ======      ======      ======      =====      =====

==============================================================================================================
Total Return(2)                        2.35%                5.03%       4.83%       2.80%      5.40%      3.76%

==============================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in millions)                        $1,379               $1,195      $1,014      $1,102       $818       $929
--------------------------------------------------------------------------------------------------------------
Average net assets
(in millions)                        $1,324               $1,114      $1,011        $901       $855       $804
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                  4.65%(3)             4.89%       4.73%       4.68%(3)   5.19%      3.79%
Expenses(4)                            0.82%(3)             0.87%       0.87%       0.84%(3)   0.90%      0.82%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

3. Annualized.

4. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expenses have not been adjusted.

See accompanying Notes to Financial Statements.


                        18 Oppenheimer Money Market Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund invests in short-term, high quality "money market" securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended January 31, 1999, a provision of $6,606 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $205,022 as of January 31, 1999.

            The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Director in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                        19 Oppenheimer Money Market Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Distributions to Shareholders. The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Capital Stock

The Fund has authorized 5 billion shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

                            Six Months Ended January 31, 1999      Year Ended July 31, 1998
                            ----------------------------------     ----------------------------------
                            Shares             Amount              Shares             Amount
-----------------------------------------------------------------------------------------------------
Sold                         1,700,001,251     $ 1,700,001,251      3,091,391,757     $ 3,091,391,757
Dividends and
distributions reinvested        30,268,626          30,268,626         51,650,982          51,650,982
Redeemed                    (1,546,278,294)     (1,546,278,294)    (2,962,241,518)     (2,962,241,518)
                            --------------     ---------------     --------------     ---------------
Net increase                   183,991,583     $   183,991,583        180,801,221     $   180,801,221
                            ==============     ===============     ==============     ===============

================================================================================
3. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million, and 0.375% of average annual net assets in excess of $1.5 billion. The manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the lesser of 1% of average annual net assets of the Fund or 25% of the total annual investment income of the Fund. The Fund's management fee for the six months ended January 31, 1999 was 0.43 % of the Fund's average annual net assets.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                     20 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Oppenheimer Money Market Fund, Inc.
--------------------------------------------------------------------------------

================================================================================
Officers and Directors       Leon Levy, Chairman of the Board of Directors
                             Donald W. Spiro, Vice Chairman of the Board of
                               Directors
                             Bridget A. Macaskill, President
                             Robert G. Galli, Director
                             Benjamin Lipstein, Director
                             Elizabeth B. Moynihan, Director
                             Kenneth A. Randall, Director
                             Edward V. Regan, Director
                             Russell S. Reynolds, Jr., Director
                             Pauline Trigere, Director
                             Clayton K. Yeutter, Director
                             Carol E. Wolf, Vice President
                             Arthur J. Zimmer, Vice President
                             George C. Bowen, Treasurer
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
                             Andrew J. Donohue, Secretary
                             Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor           OppenheimerFunds, Inc.

================================================================================
Distributor                  OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder     OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                 Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors         KPMG LLP

================================================================================
Legal Counsel                Gordon Altman Butowsky Weitzen Shalov & Wein

                             The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Money Market Fund, Inc.

                             This report must be preceded or accompanied by a Prospectus of Oppenheimer Money Market Fund, Inc. For material information concerning the Fund, see the Prospectus.

                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                     21 Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

=========================================================================================
Real Asset Funds
-----------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

=========================================================================================
Global Stock Funds
-----------------------------------------------------------------------------------------
Developing Markets Fund       International Growth Fund      Quest Global Value Fund
International Small           Global Fund                    Global Growth & Income Fund
  Company Fund                Europe Fund

=========================================================================================
Stock Funds
-----------------------------------------------------------------------------------------
Enterprise Fund               MidCap Fund                    Growth Fund
Discovery Fund                Capital Appreciation Fund      Disciplined Value Fund
Quest Small Cap Value Fund    Quest Capital Value Fund       Quest Value Fund
                                                             Large Cap Growth Fund

=========================================================================================
Stock & Bond Funds
-----------------------------------------------------------------------------------------
Main Street Growth &          Total Return Fund              Disciplined Allocation Fund
  Income Fund1                Quest Balanced                 Multiple Strategies Fund
Quest Opportunity               Value Fund                   Convertible Securities Fund
  Value Fund                  Equity Income Fund

=========================================================================================
Taxable Bond Funds
-----------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund           U.S. Government Trust
World Bond Fund               Strategic Income Fund          Limited-Term Government Fund
High Yield Fund               Bond Fund

=========================================================================================
Municipal Bond Funds
-----------------------------------------------------------------------------------------
California Municipal Fund2    Pennsylvania Municipal Fund2   Rochester Division:
Florida Municipal Fund2       Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund2    Insured Municipal Fund         Limited Term New York
New York Municipal Fund2      Intermediate Municipal Fund      Municipal Fund

=========================================================================================
Money Market Funds3
-----------------------------------------------------------------------------------------
Money Market Fund             Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                     22 Oppenheimer Money Market Fund, Inc.

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

----------------------------
  www.oppenheimerfunds.com
----------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

----------------------------
  1-800-525-7048
----------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

----------------------------
  1-800-852-8457
----------------------------

PhoneLink
24-hr automated information
and automated transactions

----------------------------
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----------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

----------------------------
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----------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

----------------------------
  1-800-835-3104
----------------------------

RS0200.001.0199 April 1, 1999

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